[LOGO] Merrill Lynch  Investment Managers                        www.mlim.ml.com

                  Semi-Annual Report

                  September 30, 2001

                  Mercury
                  Small Cap Value
                  Fund, Inc.

A SPECIAL MESSAGE TO SHAREHOLDERS

THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.


            September 30, 2001 (2) Mercury Small Cap Value Fund, Inc.

DEAR SHAREHOLDER

We are pleased to provide shareholders with this semi-annual report for Mercury Small Cap Value Fund, Inc. The Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that Fund management believes have special investment value and emerging growth companies regardless of size. The Fund is a "feeder" fund that invests all of its assets in Master Small Cap Value Trust, which has the same investment objective as the Fund.

For the six months ended September 30, 2001, the Fund outperformed the Russell 2000 Index. Total returns for the Fund's Class I, Class A, Class B and Class C Shares were +0.55%, +0.61%, +0.40% and +0.11%, respectively, compared to the total return of -9.47% for the unmanaged Russell 2000 Index. (Investment results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 7 and 8 of this report to shareholders.)

Portfolio Matters

The stock market turned up at the beginning of the six-month period ended September 30, 2001, but the move proved to be a false start as the Federal Reserve Board's multiple interest rate cuts did not translate into improved economic activity in the second and third quarters of 2001. In September, the bottom dropped out of the market because of the triple effect of the deadly terrorist attacks, increased pessimism on the state of the economy, and the negative seasonal influence of institutional tax loss selling and third quarter earnings pre-announcements. Initially, small-capitalization stocks held up better than large-capitalization stocks as the market declined starting in May, but then they underperformed as the market decline accelerated in September. The underperfomance is not surprising since small cap stocks typically underperform during periods of heightened political tension. For the six-month period ended September 30, 2001, the Dow Jones Industrial Average and the unmanaged Standard & Poor's 500 (S&P 500) Index posted returns of -9.67% and -9.69%, respectively. Small cap value stocks performed better than small cap growth stocks as the technology stock market mania continued to unwind and investors remained focused on less economically sensitive companies. Value stocks in the Russell 2000 Index declined a modest 3.25%, while growth stocks in the Russell 2000 Index fell 15.15% for the same six-month period.

During the six months ended September 30, 2001, the Fund's performance benefited from positive stock selection in each of the 11 economic sectors of the Russell 2000 Index. Stock selection was most positive in the three sectors where the Trust is overweighted relative to the Russell 2000 Index. The Trust's technology stock picks fell a modest 9% during the six-month period, compared to a 26% decline for the Russell 2000 technology sector. In the consumer discretionary sector, the Trust's holdings gained 3%, while the Russell 2000 consumer discretionary stocks fell 9%. Similarly, the materials and processing sector of the Trust produced a 5% gain compared to a 9% loss in the Russell 2000 materials and processing stocks. Sector weights for the Trust provided a negative contribution relative to the Russell 2000 Index, primarily as a result of an overweighted position in the weak-performing technology sector and an underweighted position in the strong-performing financial services sector. Despite our being a significant net buyer of equities across all economic sectors in the six months ended September 30, 2001, cash reserves for the Trust increased as a percent of net assets as a result of significant net


            September 30, 2001 (3) Mercury Small Cap Value Fund, Inc.

inflows. The majority of the Trust's investments during the period went into consumer discretionary, technology, and materials and processing stocks.

Individual stocks that benefited Fund performance included Tech Data Corporation and Harmonic, Inc. Tech Data Corporation's stock price rose more than 28% from March 30, 2001 to September 30, 2001, as a result of a more modest impact from the economic weakness on the company's business than investors feared. Tech Data Corporation, the second-largest worldwide distributor of information technology products, was the Fund's largest holding at the beginning and at the end of the six-month period ended September 30, 2001. The stock price of Harmonic, Inc., a developer of communications technology solutions, tripled from its level at March 30, 2001 to its peak in August. Technology and communications stocks enjoyed a sharp rally following the first-quarter sell-off, and Harmonic, Inc.'s stock benefited from the improved technology sentiment as well as the company's better-than-expected second-quarter earnings report. We sold our entire position in Harmonic, Inc., as the stock's significant move reduced its attractiveness compared to other investment opportunities.

For the six months ended September 30, 2001, Fund performance was hindered by investments in E.piphany and Entrust, Inc. E.piphany, a developer of customer relationship management software, was affected by the general economic slowdown and decline in technology capital spending. Although the stock had already declined more than 90% from its peak before we began building a position, it fell more than 50% from our initial purchase price as a result of the sell-off triggered by the events of September 11, 2001. Despite the fact that the company currently is reporting modest net losses, we believe that E.piphany's strong market share position and balance sheet will provide significant upside when the economy and market recover. Entrust, Inc. provides trust relationship management solutions that enable organizations to ensure that their interactions with business partners are private, secure and verifiable. The stock price of Entrust, Inc. also declined significantly from its peak before our initial purchase, but unfortunately dropped further as a result of the market decline and the expected greater-than-average impact on software companies from the economic fallout from recent events. We have added to our position in Entrust, Inc. on the stock price weakness.

At September 30, 2001, the Trust was significantly overweighted in the consumer discretionary, technology and materials and processing sectors, and significantly underweighted in the financial services and health care sectors compared to the Russell 2000 Index sector weights. The Trust's sector weights are consistent with our investment philosophy of investing in the stocks of small companies that are out of favor with investors. Health care and financial services stocks performed well during the past six months. Consequently, relatively few stocks in those sectors are trading at the low end of their historical valuation ranges. Technology and certain consumer discretionary and materials and processing stocks have performed poorly for some time and a significant number of stocks in those sectors meet our valuation criteria. The Trust ended September with 14% of net assets in cash, as a result of strong net fund inflows during the prior six months. We believe that seasonal and cyclical influences, as well as the extraordinary events of September 11, 2001, created conditions for an important stock market bottom. Therefore, we invested most of the net fund inflows received over the past six months, and we expect to reduce our cash position further during the near term. Historically, small cap


            September 30, 2001 (4) Mercury Small Cap Value Fund, Inc.

stocks have been the best-performing equity category once the midpoint of an economic slowdown has passed, and we believe that the midpoint of this cycle is near or already behind us. If we are correct, the Fund is positioned to benefit during the next 12 months - 24 months.

In Conclusion

We are pleased that the investment style and process that we utilized produced a positive return despite the volatility and general stock market decline. Historically, we have been able to identify and accumulate attractive investments for the Trust during volatile periods, and we are optimistic that our recent purchases represent exceptional values that will benefit the Fund's performance.

We thank you for your continued investment in Mercury Small Cap Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn                         /s/ Daniel V. Szemis

Terry K. Glenn                             Daniel V. Szemis
President and Director/Trustee             Senior Vice President and
                                           Portfolio Manager

November 1, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


            September 30, 2001 (5) Mercury Small Cap Value Fund, Inc.

MASTER SMALL CAP VALUE TRUST

SECTOR REPRESENTATION

A pie chart illustrating the following percentages (As a Percentage of Net Assets as of September 30, 2001.)

Utilities--0.6%
Consumer Discretionary--24.1%
Technology--19.4%
Materials & Processing--12.3%
Financial Services--10.7%
Health Care--6.7%
Producer Durables--3.6%
Energy--3.0%
Auto & Transportation--2.9%
Consumer Staples--1.7%
Miscellaneous--0.6%

INVESTMENTS AS OF SEPTEMBER 30, 2001
================================================================================

Ten Largest                                                           Percent of
Holdings                                                              Net Assets
--------------------------------------------------------------------------------
Tech Data Corporation                                                     4.0%
--------------------------------------------------------------------------------
Orthodontic Centers of America, Inc.                                      1.9
--------------------------------------------------------------------------------
Charter One Financial, Inc.                                               1.9
--------------------------------------------------------------------------------
Panera Bread Company (Class A)                                            1.8
--------------------------------------------------------------------------------
Anixter International, Inc.                                               1.8
--------------------------------------------------------------------------------
Corn Products International, Inc.                                         1.8
--------------------------------------------------------------------------------
The Men's Wearhouse, Inc.                                                 1.7
--------------------------------------------------------------------------------
CNF Transportation, Inc.                                                  1.7
--------------------------------------------------------------------------------
Outback Steakhouse, Inc.                                                  1.6
--------------------------------------------------------------------------------
Michael's Stores                                                          1.6
--------------------------------------------------------------------------------


            September 30, 2001 (6) Mercury Small Cap Value Fund, Inc.

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

The performance results depicted on page 8 are those of Mercury Small Cap Value Fund, Inc. and, prior to October 1, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Mercury Small Cap Value Fund, Inc. Performance results prior to October 1, 2000 reflect the annual operating expenses of the predecessor Fund. If Mercury Small Cap Value Fund, Inc.'s operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 1, 2000 include the actual operating expenses of Mercury Small Cap Value Fund, Inc. The Fund commenced operations on September 5, 2000.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's Investment Adviser waived its management fee and a portion of its other expenses. Without such a waiver, the Fund's performance would have been lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


            September 30, 2001 (7) Mercury Small Cap Value Fund, Inc.

FUND PERFORMANCE DATA (CONCLUDED)

RECENT PERFORMANCE RESULTS*
================================================================================

                                                                   Ten Years/
                                   6-Month        12-Month       Since Inception
As of September 30, 2001        Total Return    Total Return      Total Return
--------------------------------------------------------------------------------
Class I                            +0.55%          - 2.24%           301.89%
--------------------------------------------------------------------------------
Class A                            +0.61           - 2.38            172.56
--------------------------------------------------------------------------------
Class B                            +0.40           - 2.79            264.12
--------------------------------------------------------------------------------
Class C                            +0.11           - 3.28            157.73
--------------------------------------------------------------------------------
Russell 2000 Index**               -9.47           -21.21        +159.52/+75.01
--------------------------------------------------------------------------------

 * Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I & Class B Shares and from 10/21/94 for Class A and Class C Shares.

** An unmanaged broad-based Index comprised of small-capitalization common stocks. Ten years/since inception total return periods are ten years and from 10/31/94, respectively.

AVERAGE ANNUAL TOTAL RETURN
================================================================================

                                                   % Return            % Return
                                                 Without Sales        With Sales
Class I Shares*                                     Charge             Charge**
================================================================================
One Year Ended
9/30/01                                             - 2.24%             - 7.37%
--------------------------------------------------------------------------------
Five Years Ended
9/30/01                                             +14.17              +12.96
--------------------------------------------------------------------------------
Ten Years Ended
9/30/01                                             +14.92              +14.30
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class I Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                    % Return           % Return
                                                 Without Sales        With Sales
Class A Shares*                                      Charge             Charge**
================================================================================
One Year Ended
9/30/01                                             - 2.38%             - 7.51%
--------------------------------------------------------------------------------
Five Years Ended
9/30/01                                             +13.91              +12.70
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/01                                     +15.52              +14.64
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                   % Return            % Return
                                                    Without              With
Class B Shares*                                      CDSC               CDSC**
================================================================================
One Year Ended
9/30/01                                             - 2.79%             - 6.38%
--------------------------------------------------------------------------------
Five Years Ended
9/30/01                                             +13.11              +12.87
--------------------------------------------------------------------------------
Ten Years Ended
9/30/01                                             +13.80              +13.80
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                   % Return            % Return
                                                    Without              With
Class C Shares*                                      CDSC               CDSC**
================================================================================
One Year Ended
9/30/01                                             - 3.28%             - 4.17%
--------------------------------------------------------------------------------
Five Years Ended
9/30/01                                             +12.99              +12.99
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/01                                     +14.60              +14.60
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


            September 30, 2001 (8) Mercury Small Cap Value Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2001

MERCURY SMALL CAP VALUE FUND, INC.

Assets:

Investment in Master Small Cap Value Trust, at value (identified
  cost--$4,124,984)                                                                    $ 3,336,224
Prepaid registration fees and other assets                                                  49,777
                                                                                       -----------
Total assets                                                                             3,386,001
                                                                                       -----------
--------------------------------------------------------------------------------------------------

Liabilities:

Payable:
  Distributor                                                         $     1,101
  Administrative fees                                                         915            2,016
                                                                      -----------
Accrued expenses and other liabilities                                                      52,642
                                                                                       -----------
Total liabilities                                                                           54,658
                                                                                       -----------
--------------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                             $ 3,331,343
                                                                                       ===========
--------------------------------------------------------------------------------------------------

Net Assets Consist of:

Class I Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                        $       729
Class A Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                              6,339
Class B Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                             23,393
Class C Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                              4,982
Paid-in capital in excess of par                                                         3,960,547
Accumulated investment loss--net                                                           (10,840)
Undistributed realized capital gains on investments from
  the Trust--net                                                                           134,953
Unrealized depreciation on investments from the Trust--net                                (788,760)
                                                                                       -----------
Net assets                                                                             $ 3,331,343
                                                                                       ===========
--------------------------------------------------------------------------------------------------

Net Asset Value:

Class I--Based on net assets of $68,876 and 7,286 shares
  outstanding                                                                          $      9.45
                                                                                       ===========
Class A--Based on net assets of $598,173 and 63,386 shares
  outstanding                                                                          $      9.44
                                                                                       ===========
Class B--Based on net assets of $2,197,971 and 233,934 shares
  outstanding                                                                          $      9.40
                                                                                       ===========
Class C--Based on net assets of $466,323 and 49,817 shares
  outstanding                                                                          $      9.36
                                                                                       ===========
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


            September 30, 2001 (9) Mercury Small Cap Value Fund, Inc.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2001

MERCURY SMALL CAP VALUE FUND, INC.

Investment Income from the Trust--Net:

Net investment income allocated from the Trust:
  Interest                                                               $   9,058
  Dividends                                                                  8,467
  Securities lending--net                                                      510
  Expenses                                                                  (7,556)
                                                                         ---------
Net investment income from the Trust                                        10,479
                                                                         ---------
----------------------------------------------------------------------------------

Expenses:

Registration fees                                         $ 34,118
Offering costs                                              14,222
Professional fees                                           12,071
Printing and shareholder reports                             9,478
Account maintenance and distribution fees--Class B           3,876
Administration fee                                           3,662
Account maintenance and distribution fees--Class C           1,842
Transfer agent fees--Class B                                 1,186
Account maintenance fees--Class A                            1,190
Transfer agent fees--Class A                                   495
Transfer agent fees--Class C                                   336
Accounting services                                             67
Transfer agent fees--Class I                                    50
Other                                                        3,313
                                                          --------
Total expenses before reimbursement                         85,906
Reimbursement of expenses                                  (64,587)
                                                          --------
Total expenses after reimbursement                                          21,319
                                                                         ---------
Investment loss--net                                                       (10,840)
                                                                         ---------
----------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) from the
Trust--Net:

Realized gain on investments from the Trust--net                           137,736
Change in unrealized depreciation on investments
  from the Trust--net                                                     (775,304)
                                                                         ---------
Net Decrease in Net Assets Resulting from Operations                     $(648,408)
                                                                         =========
----------------------------------------------------------------------------------

See Notes to Financial Statements.


           September 30, 2001 (10) Mercury Small Cap Value Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

MERCURY SMALL CAP VALUE FUND, INC.

                                                               For the Six    For the Period
                                                              Months Ended    Sept. 5, 2000+
                                                              September 30,    to March 31,
 Increase (Decrease) in Net Assets:                               2001             2001
---------------------------------------------------------------------------------------------
 Operations:

 Investment loss--net                                         $     (10,840)      $    (1,465)
 Realized gain on investments from the Trust--net                   137,736            14,390
 Change in unrealized depreciation on investments
   from the Trust--net                                             (775,304)          (13,456)
                                                              -------------------------------
 Net decrease in net assets resulting from operations              (648,408)             (531)
                                                              -------------------------------
---------------------------------------------------------------------------------------------

 Distributions to Shareholders:

 Realized gain on investments from the Trust--net:
   Class I                                                             (603)               --
   Class A                                                          (11,394)               --
   Class B                                                           (2,614)               --
   Class C                                                           (1,694)               --
                                                              -------------------------------
 Net decrease in net assets resulting from distributions
   to shareholders                                                  (16,305)               --
                                                              -------------------------------
---------------------------------------------------------------------------------------------

 Capital Share Transactions:

 Net increase in net assets derived from capital
   share transactions                                             3,088,880           807,707
                                                              -------------------------------
---------------------------------------------------------------------------------------------

 Net Assets:

 Total increase in net assets                                     2,424,167           807,176
 Beginning of period                                                907,176           100,000
                                                              -------------------------------
 End of period*                                               $   3,331,343       $   907,176
                                                              ===============================
---------------------------------------------------------------------------------------------
*Accumulated investment loss--net                             $     (10,840)      $        --
                                                              ===============================
---------------------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


           September 30, 2001 (11) Mercury Small Cap Value Fund, Inc.

FINANCIAL HIGHLIGHTS

MERCURY SMALL CAP VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class I
                                                          ---------------------------------------
                                                            For the Six            For the Period
                                                           Months Ended            Sept. 5, 2000+
                                                           September 30,            to March 31,
Increase (Decrease) in Net Asset Value:                        2001                     2001
-------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                      $        9.47             $       10.00
                                                          ---------------------------------------
Investment loss--net                                               (.01)++++                   --++
Realized and unrealized gain (loss) on investments
  from the Trust--net                                               .07                      (.53)
                                                          ---------------------------------------
Total from investment operations                                    .06                      (.53)
                                                          ---------------------------------------
Less distributions from realized gain on investments
  from the Trust--net                                              (.08)                       --
                                                          ---------------------------------------
Net asset value, end of period                            $        9.45             $        9.47
                                                          =======================================
-------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                                 .55%@                   (5.30%)@
                                                          =======================================
-------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement+++                                 1.50%*                    1.50%*
                                                          =======================================
Expenses+++                                                       5.87%*                   68.35%*
                                                          =======================================
Investment loss--net                                              (.16%)*                   (.12%)*
                                                          =======================================
-------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                  $          69             $          33
                                                          =======================================
-------------------------------------------------------------------------------------------------

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++  Amount is less than $.01 per share.
 +++  Includes the Fund's share of the Trust's allocated expenses.
   @  Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


           September 30, 2001 (12) Mercury Small Cap Value Fund, Inc.

MERCURY SMALL CAP VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                        Class A
                                                          -------------------------------------
                                                            For the Six          For the Period
                                                           Months Ended          Sept. 5, 2000+
                                                           September 30,          to March 31,
Increase (Decrease) in Net Asset Value:                        2001                   2001
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                      $       9.45           $        10.00
                                                          -------------------------------------
Investment loss--net                                              (.03)++++                  --++
Realized and unrealized gain (loss) on investments
  from the Trust--net                                              .10                     (.55)
                                                          -------------------------------------
Total from investment operations                                   .07                     (.55)
                                                          -------------------------------------
Less distributions from realized gain on investments
  from the Trust--net                                             (.08)                      --
                                                          -------------------------------------
Net asset value, end of period                            $       9.44           $         9.45
                                                          =====================================
-----------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                                .61%@                  (5.50%)@
                                                          =====================================
-----------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement+++                                1.75%*                   1.75%*
                                                          =====================================
Expenses+++                                                      6.22%*                  68.73%*
                                                          =====================================
Investment loss--net                                             (.65%)*                  (.39%)*
                                                          =====================================
-----------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                  $        598           $          135
                                                          =====================================
-----------------------------------------------------------------------------------------------

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++  Amount is less than $.01 per share.
 +++  Includes the Fund's share of the Trust's allocated expenses.
   @  Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


           September 30, 2001 (13) Mercury Small Cap Value Fund, Inc.

MERCURY SMALL CAP VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                        Class B
                                                          -------------------------------------
                                                             For the Six         For the Period
                                                            Months Ended         Sept. 5, 2000+
                                                            September 30,         to March 31,
Increase (Decrease) in Net Asset Value:                         2001                  2001
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                      $        9.43           $       10.00
                                                          -------------------------------------
Investment loss--net                                               (.04)++++                 --++
Realized and unrealized gain (loss) on investments
  from the Trust--net                                               .09                    (.57)
                                                          -------------------------------------
Total from investment operations                                    .05                    (.57)
                                                          -------------------------------------
Less distributions from realized gain on investments
  from the Trust--net                                              (.08)                     --
                                                          -------------------------------------
Net asset value, end of period                            $        9.40           $        9.43
                                                          =====================================
-----------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                                 .40%@                 (5.70%)@
                                                          =====================================
-----------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement+++                                 2.00%*                  2.10%*
                                                          =====================================
Expenses+++                                                       6.38%*                 69.36%*
                                                          =====================================
Investment loss--net                                              (.71%)*                 (.80%)*
                                                          =====================================
-----------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                  $       2,198           $         575
                                                          =====================================
-----------------------------------------------------------------------------------------------

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++  Amount is less than $.01 per share.
 +++  Includes the Fund's share of the Trust's allocated expenses.
   @  Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


           September 30, 2001 (14) Mercury Small Cap Value Fund, Inc.

FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY SMALL CAP VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                        Class C
                                                          -----------------------------------
                                                            For the Six        For the Period
                                                           Months Ended        Sept. 5, 2000+
                                                           September 30,        to March 31,
Increase (Decrease) in Net Asset Value:                        2001                 2001
---------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                      $      9.41           $       10.00
                                                          -----------------------------------
Investment loss--net                                             (.07)++++                 --++
Realized and unrealized gain (loss) on investments
  from the Trust--net                                             .09                    (.59)
                                                          -----------------------------------
Total from investment operations                                  .02                    (.59)
                                                          -----------------------------------
Less distributions from realized gain on investments
  from the Trust--net                                            (.07)                     --
                                                          -----------------------------------
Net asset value, end of period                            $      9.36           $        9.41
                                                          ===================================
---------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                               .11%@                 (5.90%)@
                                                          ===================================
---------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement+++                               2.50%*                  2.50%*
                                                          ===================================
Expenses+++                                                     6.87%*                 69.79%*
                                                          ===================================
Investment loss--net                                           (1.21%)*                (1.24%)*
                                                          ===================================
---------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                  $       466           $         164
                                                          ===================================
---------------------------------------------------------------------------------------------

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++  Amount is less than $.01 per share.
 +++  Includes the Fund's share of the Trust's allocated expenses.
   @  Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


           September 30, 2001 (15) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

MERCURY SMALL CAP VALUE FUND, INC.

(1)   Significant Accounting Policies:

      Mercury Small Cap Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust (the "Trust") that has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Trust owned by the Fund at September 30, 2001 was 0.2%. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares. Shares of Class I and Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A expenditures). The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in
      Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

      (b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.


           September 30, 2001 (16) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

      (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

      (f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(2)   Transactions with Affiliates:

      The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Incorporated ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the six months ended September 30, 2001, FAM earned fees of $3,662, all of which were waived. In addition, FAM reimbursed the Fund $60,925 in additional expenses.

      The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                 Account            Distribution
                                             Maintenance Fee             Fee
      ==========================================================================
      Class A                                     .25%                   --
      --------------------------------------------------------------------------
      Class B                                     .25%                  .75%
      --------------------------------------------------------------------------
      Class C                                     .25%                  .75%
      --------------------------------------------------------------------------

      Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.


           September 30, 2001 (17) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      For the six months ended September 30, 2001, FAMD earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                                          FAMD            MLPF&S
      ==========================================================================
      Class A                                             $161            $2,806
      --------------------------------------------------------------------------

      For the six months ended September 30, 2001, MLPF&S received contingent deferred sales charges of $1,193 relating to transactions in Class B Shares.

      Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

(3)   Investments:

      Increases and decreases in the Fund's investment in the Trust for the six months ended September 30, 2001 were $5,775,577 and $2,719,654, respectively.

(4)   Capital Share Transactions:

      Net increase in net assets derived from capital share transactions were $3,088,880 and $807,707 for the six months ended September 30, 2001 and for the period September 5, 2000 to March 31, 2001, respectively.

      Transactions in capital shares were as follows:

      Class I Shares for the Six Months
      Ended September 30, 2001                         Shares      Dollar Amount
      --------------------------------------------------------------------------
      Shares sold                                       3,756         $   42,077
      Shares issued to shareholders in reinvestment
        of distributions                                   54                590
                                                        ------------------------
      Net increase                                      3,810         $   42,667
                                                        ========================
      --------------------------------------------------------------------------


           September 30, 2001 (18) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  Class I Shares for the Period
  September 5, 2000+ to March 31, 2001               Shares   Dollar Amount
  -------------------------------------------------------------------------
  Shares sold                                           986     $     9,227
  Shares redeemed                                       (10)            (92)
                                                   ------------------------
  Net increase                                          976     $     9,135
                                                   ========================
  -------------------------------------------------------------------------

+ Prior to September 5, 2000 (commencement of operations), the Fund issued
  2,500 shares to FAM for $25,000.

  Class A Shares for the Six Months
  Ended September 30, 2001                           Shares   Dollar Amount
  -------------------------------------------------------------------------
  Shares sold                                       405,954     $ 4,495,457
  Shares issued to shareholders in reinvestment
    of distributions                                    156           1,695
                                                   ------------------------
  Total issued                                      406,110       4,497,152
  Shares redeemed                                  (356,988)     (3,661,605)
                                                   ------------------------
  Net increase                                       49,122     $   835,547
                                                   ========================
  -------------------------------------------------------------------------

  Class A Shares for the Period
  September 5, 2000+ to March 31, 2001               Shares   Dollar Amount
  -------------------------------------------------------------------------
  Shares sold                                        11,774     $   107,421
  Shares redeemed                                       (10)            (92)
                                                   ------------------------
  Net increase                                       11,764     $   107,329
                                                   ========================
  -------------------------------------------------------------------------

+ Prior to September 5, 2000 (commencement of operations), the Fund issued
  2,500 shares to FAM for $25,000.

  Class B Shares for the Six Months
  Ended September 30, 2001                           Shares   Dollar Amount
  -------------------------------------------------------------------------
  Shares sold                                       185,523     $ 1,990,322
  Shares issued to shareholders in reinvestment
    of distributions                                  1,021          11,110
                                                   ------------------------
  Total issued                                      186,544       2,001,432
  Shares redeemed                                   (13,596)       (141,929)
                                                   ------------------------
  Net increase                                      172,948     $ 1,859,503
                                                   ========================
  -------------------------------------------------------------------------


           September 30, 2001 (19) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

  Class B Shares for the Period
  September 5, 2000+ to March 31, 2001               Shares   Dollar Amount
  -------------------------------------------------------------------------
  Shares sold                                        58,486     $   546,038
                                                   ------------------------
  Net increase                                       58,486     $   546,038
                                                   ========================
  -------------------------------------------------------------------------

+ Prior to September 5, 2000 (commencement of operations), the Fund issued
  2,500 shares to FAM for $25,000.

  Class C Shares for the Six Months
  Ended September 30, 2001                           Shares   Dollar Amount
  -------------------------------------------------------------------------
  Shares sold                                        35,463     $   386,116
  Shares issued to shareholders in reinvestment
    of distributions                                    199           2,165
                                                   ------------------------
  Total issued                                       35,662         388,281
  Shares redeemed                                    (3,320)        (37,118)
                                                   ------------------------
  Net increase                                       32,342     $   351,163
                                                   ========================
  -------------------------------------------------------------------------

  Class C Shares for the Period
  September 5, 2000+ to March 31, 2001               Shares   Dollar Amount
  -------------------------------------------------------------------------
  Shares sold                                        14,985     $   145,297
  Shares redeemed                                       (10)            (92)
                                                   ------------------------
  Net increase                                       14,975     $   145,205
                                                   ========================
  -------------------------------------------------------------------------

+ Prior to September 5, 2000 (commencement of operations), the Fund issued
  2,500 shares to FAM for $25,000.


           September 30, 2001 (20) Mercury Small Cap Value Fund, Inc.

SCHEDULE OF INVESTMENTS

MASTER SMALL CAP VALUE TRUST

                                                                            In US Dollars
                                                             ----------------------------------------
               Shares                                                                      Percent of
Sector*         Held              Stocks                           Cost          Value     Net Assets
-----------------------------------------------------------------------------------------------------
Auto &       1,475,200   CNF Transportation Inc.             $  42,511,491   $  33,678,816     1.7%
Transpor-       19,100  +EGL, Inc.                                 276,819         169,417     0.0
tation       1,219,500  +Keystone Automotive
                         Industries, Inc. (a)                   12,106,446      18,292,500     0.9
             1,744,400  +Miller Industries, Inc.                11,515,625       1,343,188     0.1
               335,900   UTI Worldwide, Inc.                     4,608,845       5,038,500     0.2
                                                             ----------------------------------------
                                                                71,019,226      58,522,421     2.9
-----------------------------------------------------------------------------------------------------
Consumer     2,320,200  +APAC Customer
Discre-                  Services, Inc.                         11,577,185       4,060,350     0.2
tionary          1,317  +Adrien Arpel, Inc.
                         (Preferred)                                     0          28,157     0.0
               783,700   Ambassadors
                         International, Inc. (a)                11,054,594      13,087,790     0.7
               265,400  +American Eagle
                         Outfitters, Inc.                        4,671,639       5,281,460     0.3
               928,200  +Boron, LePore &
                         Associates, Inc. (a)                   12,314,911       8,817,900     0.5
               285,100  +CDW Computer
                         Centers, Inc.                           9,147,469      10,314,918     0.5
               742,700  +Charlotte Russe
                         Holding Inc.                           13,099,295       9,647,673     0.5
               574,000  +Coldwater Creek Inc. (a)               11,381,604      10,504,200     0.5
                25,200  +Corinthian Colleges, Inc.                 719,994         849,492     0.0
             1,452,800  +DoubleClick Inc. (a)                   10,265,170       8,280,960     0.4
             1,096,400   Dover Downs
                         Entertainment, Inc. (a)                13,481,424      13,573,432     0.7
               437,700  +Factory 2-U Stores Inc.                 7,540,277       6,127,800     0.3
               320,000  +Fossil, Inc.                            6,643,338       5,027,200     0.3
               547,400  +Furniture Brands
                         International, Inc.                    13,016,627      10,663,352     0.5
               529,300   G & K Services, Inc.
                         (Class A)                              12,099,929      14,052,915     0.7
               132,500   Harte-Hanks, Inc.                       3,127,811       2,867,300     0.2
               159,400  +Heidrick & Struggles
                         International, Inc.                     3,466,954       2,274,638     0.1
             1,216,000  +Insight Enterprises, Inc.              22,855,795      17,194,240     0.9
               779,200  +Jack in the Box Inc.                   19,463,701      21,817,600     1.1
               172,500  +Korn/Ferry International                2,821,323       1,423,125     0.1
                17,900  +Linens 'n Things, Inc.                    314,145         332,582     0.0
               340,600  +MAXIMUS, Inc.                          11,213,064      13,532,038     0.7
             1,569,500  +MSC Industrial
                         Direct Co., Inc. (Class A)             23,410,755      25,002,135     1.3


           September 30, 2001 (21) Mercury Small Cap Value Fund, Inc.

                                                                                     In US Dollars
                                                                     -------------------------------------------
               Shares                                                                                 Percent of
Sector*         Held                Stocks                               Cost             Value       Net Assets
----------------------------------------------------------------------------------------------------------------
Consumer     1,888,100  +The Men's
Discre-                  Wearhouse, Inc.                             $ 43,765,161      $ 34,136,848        1.7%
tionary      1,271,050  +Metromedia International
(concluded)              Group, Inc.                                    9,219,315         1,525,260        0.1
               855,800  +Michael's Stores, Inc.                        22,854,384        31,270,932        1.6
               823,000  +On Assignment, Inc.                           14,429,794        13,233,840        0.7
             1,243,100  +Outback Steakhouse,Inc                        31,842,433        31,835,791        1.6
             1,050,000  +Panera Bread Company
                         (Class A) (a)                                  9,293,637        36,739,500        1.8
             2,539,600  +Paxson Communications
                         Corporation                                   26,085,995        18,285,120        0.9
               300,600   Pier 1 Imports, Inc.                           2,196,723         2,494,980        0.1
               755,720  +QRS Corporation                                8,554,928         6,348,048        0.3
             1,825,400  +SITEL Corporation                             10,495,007         1,624,606        0.1
               345,100  +Sinclair Broadcast
                         Group, Inc. (Class A)                          3,755,526         2,781,506        0.1
               338,800  +Take-Two Interactive
                         Software, Inc.                                 2,648,000         2,395,316        0.1
             2,083,000  +Tech Data Corporation                         59,593,479        78,945,700        4.0
               649,900  +WMS Industries Inc.                            4,178,809        11,366,751        0.5
                                                                     -------------------------------------------
                                                                      472,600,195       477,745,455       24.1
----------------------------------------------------------------------------------------------------------------
Consumer       355,700   Dean Foods Company                            10,174,084        16,451,125        0.8
Staples        261,500  +Suiza Foods Corporation                        9,998,402        16,511,110        0.9
                                                                     -------------------------------------------
                                                                       20,172,486        32,962,235        1.7
----------------------------------------------------------------------------------------------------------------
Energy         158,900  +Evergreen Resources, Inc.                      4,232,746         5,394,655        0.3
                34,800  +Global Power Equipment
                         Group Inc.                                       696,000           528,960        0.0
                34,700   Noble Affiliates, Inc.                           992,486         1,075,353        0.0
               119,300  +Nuevo Energy Company                           2,208,325         1,664,235        0.1
               583,091  +Plains Resources Inc.                          6,698,037        15,160,366        0.8
               485,000  +Rowan Companies, Inc.                          6,828,050         6,004,300        0.3
               287,300  +Stone Energy Corporation                      10,797,526         9,251,060        0.5
               506,250  +Tom Brown, Inc.                                8,163,148        10,580,625        0.5
               458,900   Vintage Petroleum, Inc.                        8,426,136         7,273,565        0.4
               178,500   XTO Energy, Inc.                               2,248,511         2,490,075        0.1
                                                                     -------------------------------------------
                                                                       51,290,965        59,423,194        3.0
----------------------------------------------------------------------------------------------------------------
Financial       76,200   American National
Services                 Insurance Company                              5,557,997         6,172,200        0.3
             1,370,300   Banknorth Group, Inc.                         24,267,910        30,585,096        1.5
               693,800   Brandywine Realty Trust                       12,795,468        14,798,754        0.8
               374,400   Camden Property Trust                         10,813,820        13,890,240        0.7
               771,600   Capitol Federal Financial                      8,436,665        14,745,276        0.8
             1,351,001   Charter One Financial, Inc.                   23,699,566        38,125,260        1.9
               498,420   Global Payments Inc.                           8,508,221        14,653,548        0.7
             2,490,700  +Knight Trading Group, Inc.                    27,787,897        19,203,297        1.0


           September 30, 2001 (22) Mercury Small Cap Value Fund, Inc.

                                                                            In US Dollars
                                                              -----------------------------------------
               Shares                                                                        Percent of
Sector*         Held                 Stocks                       Cost            Value      Net Assets
-------------------------------------------------------------------------------------------------------
Financial    1,950,200  +La Quinta
Services                 Properties, Inc.                     $ 13,635,597    $  8,580,880       0.4%
(concluded)    629,900   National Data Corporation              12,858,103      22,676,400       1.2
               318,500   PXRE Group Limited                      6,262,115       3,742,375       0.2
               463,400  +The Profit Recovery Group
                         International, Inc.                     7,127,649       4,532,052       0.2
               151,200   Scottish Annuity &
                         Life Holdings, Ltd.                     1,845,650       2,290,680       0.1
               958,200  +United Rentals, Inc.                   14,862,163      16,615,188       0.8
                60,700  +Willis Group Holdings
                         Limited                                   875,850       1,419,773       0.1
                                                              -----------------------------------------
                                                               179,334,671     212,031,019      10.7
-------------------------------------------------------------------------------------------------------
Health Care    320,600  +Caremark Rx, Inc.                       1,268,507       5,347,608       0.3
               244,100  +Closure Medical
                         Corporation                             3,939,566       4,698,925       0.2
               249,400   Conceptus, Inc.                         4,008,826       4,339,560       0.2
               385,281  +Diversa Corporation                     6,037,126       3,621,641       0.2
             1,545,300   Hooper Holmes, Inc.                     9,361,410       9,642,672       0.5
               960,600  +INAMED Corporation                     25,384,965      16,330,200       0.8
               521,200  +Isis Pharmaceuticals, Inc.              6,077,013       8,886,460       0.5
               562,500  +Maxygen Inc.                            7,847,700       8,914,219       0.5
               506,900   Mentor Corporation                      8,526,598      12,824,570       0.6
               257,800  +Nabi                                    1,151,812       1,593,204       0.1
             1,408,700  +Novoste Corporation (a)                35,289,264       8,353,591       0.4
             1,559,000  +Orthodontic Centers of
                         America, Inc.                          31,635,573      38,429,350       1.9
               230,900   Owens & Minor, Inc.                     4,076,171       4,687,270       0.2
               514,700  +Vical Incorporated                      8,032,854       5,244,793       0.3
               108,763  +WebMD Corporation                         806,669         463,330       0.0
                                                              -----------------------------------------
                                                               153,444,054     133,377,393       6.7
-------------------------------------------------------------------------------------------------------
Materials &    578,500   A.M. Castle & Company                   9,321,127       4,801,550       0.2
Processing     136,200   AK Steel Holding
                         Corporation                             1,138,515       1,150,890       0.1
             1,021,900   Boise Cascade Corporation              30,942,820      30,146,050       1.5
             1,227,400   Corn Products
                         International, Inc.                    30,868,840      35,263,202       1.8
               608,200   Gibraltar Steel Corporation            10,611,793       9,183,820       0.5
             1,250,400   Intermet Corporation                   12,957,529       3,501,120       0.2
               682,800   Kaydon Corp.                           17,138,610      14,291,004       0.7
               270,700  +Novamerican Steel, Inc.                 3,010,996       1,353,500       0.1
             1,098,300  +Paxar Corporation                      13,424,037      14,003,325       0.7
               693,800   Quanex Corporation (a)                 14,575,196      16,026,780       0.8
               585,700   Reliance Steel &
                         Aluminum Co.                           14,787,139      13,916,232       0.7
               578,200   Rock-Tenn Company
                         (Class A)                               6,643,460       6,360,200       0.3
             1,569,081   Ryerson Tull, Inc. (a)                 26,496,832      19,691,966       1.0
               862,400  +Shiloh Industries, Inc. (a)            10,556,963       2,630,320       0.1


           September 30, 2001 (23) Mercury Small Cap Value Fund, Inc.

                                                                           In US Dollars
                                                             -----------------------------------------
               Shares                                                                       Percent of
Sector*         Held               Stocks                        Cost            Value      Net Assets
------------------------------------------------------------------------------------------------------
Materials &    270,100  +Symyx Technologies                  $  5,983,820    $  3,983,975       0.2%
Processing   2,130,400  +Unifi, Inc.                           21,498,027      17,469,280       0.9
(concluded)  2,429,400   Watsco, Inc. (Class A) (a)            27,668,321      31,800,846       1.6
             1,181,900  +Wolverine Tube, Inc. (a)              18,309,135      11,937,190       0.6
               863,610  +Zemex Corporation (a)                  7,282,851       5,414,835       0.3
                                                             -----------------------------------------
                                                              283,216,011     242,926,085      12.3
------------------------------------------------------------------------------------------------------
Miscel-      1,650,800  +Mercer International,
laneous                  Inc. (a)                              18,330,574      12,463,540       0.6
------------------------------------------------------------------------------------------------------
Producer       642,400   Applied Industrial
Durables                 Technologies, Inc.                    11,139,190      10,850,136       0.6
             1,013,300  +Arris Group Inc.                       8,368,595       3,627,614       0.2
               760,700  +ATMI, Inc.                            16,707,706      11,752,815       0.6
               638,277   BHA Group Holdings,
                         Inc. (a)                               7,083,102       9,574,155       0.5
               169,380   BNS Co. (Class A) (a)                 10,624,240         425,144       0.0
                 7,000  +Cognex Corporation                       140,000         137,340       0.0
               759,000  +Com21, Inc.                            5,251,371         349,140       0.0
               773,800  +Comdial Corporation (a)                4,742,550         472,018       0.0
               372,600  +ESCO Technologies Inc.                 6,131,748       9,277,740       0.5
               242,700  +Electroglas, Inc.                      3,862,112       3,021,615       0.1
               212,300   Herman Miller, Inc.                    4,918,778       4,133,481       0.2
               607,000  +Micros Systems, Inc.                  11,287,486      10,786,390       0.6
               299,000  +Triumph Group, Inc.                    8,954,085       6,966,700       0.3
                15,200  +Varian Semiconductor
                         Equipment Associates, Inc.               508,382         392,920       0.0
                                                             -----------------------------------------
                                                               99,719,345      71,767,208       3.6
------------------------------------------------------------------------------------------------------
Technology     830,700  +AXT, Inc.                             13,124,574       8,805,420       0.5
               571,200  +Actel Corp.                           12,639,494      10,144,512       0.5
               816,200  +Advanced Fibre
                         Communications, Inc.                  12,266,801      11,924,682       0.6
             1,386,000  +American Management
                         Systems, Incorporated                 23,167,458      16,645,860       0.8
             1,440,700  +Anixter International Inc.            28,611,992      35,700,546       1.8
             1,080,400  +Art Technology
                         Group, Inc.                            4,185,490         756,280       0.0
             3,474,205  +Aspect Communications
                         Corporation (a)                       22,446,609       6,218,827       0.3
               876,400  +Aspen Technology, Inc.                13,490,578       8,764,000       0.4
                91,300  +Brooktrout Inc.                          766,500         300,377       0.0
               535,450  +Clare, Inc. (a)                        4,490,184       1,028,064       0.1
             1,395,900  +Clarus Corporation (a)                 8,881,882       5,471,928       0.3
               575,500  +Cognos, Inc.                           9,299,818       8,264,180       0.4
             8,713,600  +Commerce One, Inc. (a)                30,553,294      21,435,456       1.1
             1,175,100  +Computer Network
                         Technology Corporation                11,714,323      12,362,052       0.6
               101,000  +Documentum, Inc.                       1,343,269         827,190       0.0
             5,056,660  +E.piphany, Inc. (a)                   36,735,839      21,490,805       1.1


           September 30, 2001 (24) Mercury Small Cap Value Fund, Inc.

                                                                           In US Dollars
                                                           -----------------------------------------------
               Shares                                                                           Percent of
Sector*         Held               Stocks                       Cost                Value       Net Assets
----------------------------------------------------------------------------------------------------------
Technology   3,357,900    +EXE Technologies,
(concluded)                Inc. (a)                        $   14,953,670      $    6,850,116       0.4%
               826,000    +Electronics for
                           Imaging, Inc.                       15,913,917          13,447,280       0.7
             4,663,300    +Entrust Technologies
                           Inc. (a)                            26,543,705          13,290,405       0.7
                40,300    +Excel Technology, Inc.                 704,416             633,919       0.0
             2,067,900    +FileNET Corporation (a)             30,600,422          20,823,753       1.1
               598,600    +HeadHunter.NET, Inc.                 3,065,541           5,297,610       0.3
               228,500    +II-VI Incorporated                   3,481,692           2,977,355       0.1
               307,950    +IXYS Corporation                     1,762,087           1,832,303       0.1
               723,653    +InterVoice-Brite, Inc.               6,636,753           7,511,518       0.4
             1,692,600    +Interwoven, Inc.                    14,974,033           6,533,436       0.3
               749,400    +JDA Software Group, Inc.            10,446,269           9,847,116       0.5
             4,914,700    +Maxtor Corporation (a)              29,791,673          17,545,479       0.9
               844,200    +NetManage, Inc.                      1,969,172             211,050       0.0
               582,900    +Network Associates, Inc.             2,224,988           7,513,581       0.4
             1,539,410    +Nu Horizons Electronics
                           Corp. (a)                           14,273,553          11,622,545       0.6
             1,830,500    +Nuance Communications
                           Inc. (a)                            14,249,741          11,898,250       0.6
             1,459,600    +Parametric Technology
                           Corporation                          8,484,063           7,575,324       0.4
               113,700    +Pericom Semiconductor
                           Corporation                          1,688,055           1,580,430       0.1
               826,000    +Progress Software
                           Corporation                         11,119,938          11,555,740       0.6
             1,226,800    +Proxim, Inc.                        12,106,980          11,961,300       0.6
               285,350    +Sybase, Inc.                         2,457,597           2,653,755       0.1
             1,375,200    +Sykes Enterprises,
                           Incorporated                         9,800,519           7,673,616       0.4
             1,075,000    +Transaction Systems
                           Architects, Inc. (Class A)          14,080,366           6,751,000       0.3
               333,000    +Vastera, Inc.                        3,829,369           3,729,600       0.2
             3,415,800    +Vignette Corporation                16,712,741          12,091,932       0.6
               283,400    +Zebra Technologies
                           Corporation (Class A)               11,427,303          10,616,164       0.5
                                                           -----------------------------------------------
                                                              517,016,668         384,164,756      19.4
----------------------------------------------------------------------------------------------------------
Utilities    1,039,400    +Boston Communications
                           Group, Inc. (a)                      7,783,779          11,641,280       0.6
----------------------------------------------------------------------------------------------------------
                           Total Stocks                     1,873,927,974       1,697,024,586      85.6
----------------------------------------------------------------------------------------------------------


           September 30, 2001 (25) Mercury Small Cap Value Fund, Inc.


                                                                           In US Dollars
                                                          -----------------------------------------------
               Face                Short-Term                                                  Percent of
Sector*       Amount               Securities                  Cost               Value        Net Assets
---------------------------------------------------------------------------------------------------------
Com-       $12,000,000    E.I. du Pont de
mercial                   Nemours and Company,
Paper**                   2.20% due 10/12/2001            $   11,990,467     $   11,990,467        0.6%
            39,945,000    Electronic Data
                          Systems Corp.,
                          2.40% due 10/05/2001                39,929,022         39,929,022        2.0
            61,694,000    General Motors
                          Acceptance Corp.,
                          3.44% due 10/01/2001                61,682,210         61,682,210        3.1
            40,000,000    J.P. Morgan,
                          3.49% due 10/10/2001                39,957,344         39,957,344        2.0
            30,000,000    National Rural Utilities,
                          2.90% due 10/24/2001                29,939,583         29,939,583        1.5
            20,000,000    TransAmerica Finance,
                          3.45% due 10/16/2001                19,967,417         19,967,417        1.0
            25,000,000    Verizon Global Funding,
                          3.54% due 10/02/2001                24,992,625         24,992,625        1.3
---------------------------------------------------------------------------------------------------------
US          31,000,000    Fannie Mae,
Government                3.33% due 10/12/2001                30,962,723         30,962,723        1.6
Agency      50,000,000    Federal Home Loan
Obliga-                   Mortgage Corp.,
tions**                   3.20% due 10/25/2001                49,884,444         49,884,444        2.5
---------------------------------------------------------------------------------------------------------
                          Total Short-Term
                          Securities                         309,305,835        309,305,835       15.6
---------------------------------------------------------------------------------------------------------
                          Total Investments               $2,183,233,809      2,006,330,421      101.2
                                                          ==============
                          Liabilities in Excess of
                          Other Assets                                          (23,883,861)      (1.2)
                                                                             ----------------------------
                          Net Assets                                         $1,982,446,560      100.0%
                                                                             ============================
---------------------------------------------------------------------------------------------------------

 +    Non-income producing security.
 * Holdings are classified into the economic sectors found in the Russell 2000 Index.
** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.


           September 30, 2001 (26) Mercury Small Cap Value Fund, Inc.

SCHEDULE OF INVESTMENTS (CONCLUDED)

(a) Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      -------------------------------------------------------------------------------------------------------------
                                                                            Net Share       Net          Dividend
      Sector                                Affiliate                       Activity        Cost          Income
      -------------------------------------------------------------------------------------------------------------
      Auto & Transportation      Keystone Automotive
                                    Industries, Inc.                          199,800   $  2,241,703           +
      -------------------------------------------------------------------------------------------------------------
      Consumer                   Ambassadors International, Inc.                7,700        128,735   $    297,277
      Discretionary              Boron, LePore & Associates, Inc.             298,000      3,989,018           +
                                 Coldwater Creek, Inc.                        136,400      3,191,238           +
                                 DoubleClick Inc.                           1,452,800     10,265,170           +
                                 Dover Downs
                                    Entertainment, Inc.                       212,300      3,066,483         83,538
                                 Panera Bread Company
                                    (Class A)                                 (20,900)     2,014,443           +
      -------------------------------------------------------------------------------------------------------------
      Health Care                Novoste Corporation                          476,700     (8,404,793)          +
      -------------------------------------------------------------------------------------------------------------
      Materials & Processing     Quanex Corporation                           182,100      4,459,030        199,520
                                 Ryerson Tull, Inc.                                --             --        156,908
                                 Shiloh Industries, Inc.                      147,500        647,614           +
                                 Watsco, Inc. (Class A)                        38,200        538,485        119,560
                                 Wolverine Tube, Inc.                         275,300      3,979,261           +
                                 Zemex Corporation                                 --             --           +
      -------------------------------------------------------------------------------------------------------------
      Miscellaneous              Mercer International, Inc.                   319,300      2,561,812           +
      -------------------------------------------------------------------------------------------------------------
      Producer Durables          BHA Group Holdings, Inc.                          --             --         38,297
                                 BNS Co. (Class A)                            169,380     10,624,240      2,583,045
                                 Comdial Corporation                          (35,000)      (223,125)          +
      -------------------------------------------------------------------------------------------------------------
      Technology                 Aspect Communications
                                    Corporation                             1,496,905      6,057,794           +
                                 Clare, Inc.                                       --             --           +
                                 Clarus Corporation                         1,045,000      6,416,042           +
                                 Commerce One, Inc.                         8,713,600     30,553,294           +
                                 E.piphany, Inc.                            5,056,660     36,735,839           +
                                 EXE Technologies, Inc.                     2,265,500      8,289,642           +
                                 Entrust Technologies, Inc.                 3,640,300     18,122,185           +
                                 FileNET Corporation                        1,118,000     14,243,671           +
                                 Maxtor Corporation                         2,086,200     12,632,692           +
                                 Nu Horizons Electronics Corp.                206,050      1,745,745           +
                                 Nuance Communications Inc.                 1,830,500     14,249,741           +
      -------------------------------------------------------------------------------------------------------------
      Utilities                  Boston Communications
                                    Group, Inc.                               791,400      6,028,242           +
      -------------------------------------------------------------------------------------------------------------

      +     Non-income producing security.

            See Notes to Financial Statements.


           September 30, 2001 (27) Mercury Small Cap Value Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2001

MASTER SMALL CAP VALUE TRUST

Assets:

Investments, at value (including securities loaned of
  $84,966,878) (identified cost--$2,183,233,809)                                       $ 2,006,330,421
Cash                                                                                         6,565,250
Investments held as collateral for loaned securities, at value                              92,315,050
Receivables:
  Securities sold                                                 $   93,608,443
  Contributions                                                        7,452,903
  Dividends                                                              646,039
  Loaned securities                                                       25,966           101,733,351
                                                                  --------------
Prepaid expenses and other assets                                                              669,134
                                                                                       ---------------
Total assets                                                                             2,207,613,206
                                                                                       ---------------
------------------------------------------------------------------------------------------------------

Liabilities:

Collateral on securities loaned, at value                                                   92,315,050
Payables:
  Securities purchased                                               125,226,771
  Withdrawals                                                          6,650,839
  Investment adviser                                                     791,363           132,668,973
                                                                  --------------
Accrued expenses and other liabilities                                                         182,623
                                                                                       ---------------
Total liabilities                                                                          225,166,646
                                                                                       ---------------
------------------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                             $ 1,982,446,560
                                                                                       ===============
------------------------------------------------------------------------------------------------------

Net Assets Consist of:

Partners' capital                                                                      $ 2,159,349,948
Unrealized depreciation on investments--net                                               (176,903,388)
                                                                                       ---------------
Net assets                                                                             $ 1,982,446,560
                                                                                       ===============
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


           September 30, 2001 (28) Mercury Small Cap Value Fund, Inc.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2001

MASTER SMALL CAP VALUE TRUST

Investment Income:

Dividends                                                                $   6,933,719
Interest                                                                     6,319,360
Securities lending--net                                                         87,984
                                                                         -------------
Total income                                                                13,341,063
                                                                         -------------
--------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                $  4,861,653
Accounting services                                          226,885
Custodian fees                                                83,720
Professional fees                                             33,176
Trustees' fees and expenses                                   19,895
Pricing fees                                                     382
Other                                                         17,008
                                                        ------------
Total expenses                                                               5,242,719
                                                                         -------------
Investment income--net                                                       8,098,344
                                                                         -------------
--------------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) on
Investments--Net:

Realized gain on investments--net                                           83,777,593
Change in unrealized depreciation on investments--net                     (140,273,197)
                                                                         -------------
Net Decrease in Net Assets Resulting from Operations                     $ (48,397,260)
                                                                         =============
--------------------------------------------------------------------------------------

See Notes to Financial Statements.


           September 30, 2001 (29) Mercury Small Cap Value Fund, Inc.

STATEMENTS OF CHANGES
IN NET ASSETS

MASTER SMALL CAP VALUE TRUST

                                                                       For the Six        For the Period
                                                                       Months Ended      Sept. 1, 2000+ to
Increase (Decrease) in Net Assets:                                    Sept. 30, 2001       March 31, 2001
----------------------------------------------------------------------------------------------------------
Operations:

Investment income--net                                               $     8,098,344       $     7,202,182
Realized gain on investments--net                                         83,777,593           100,638,142
Change in unrealized appreciation/depreciation
  on investments--net                                                   (140,273,197)         (167,772,844)
                                                                     -------------------------------------
Net decrease in net assets resulting from operations                     (48,397,260)          (59,932,520)
                                                                     -------------------------------------
----------------------------------------------------------------------------------------------------------

Capital Transactions:

Proceeds from contributions                                              764,192,973         1,881,344,747
Fair value of withdrawals                                               (286,905,303)         (267,956,177)
                                                                     -------------------------------------
Net increase in net assets derived from capital transactions             477,287,670         1,613,388,570
                                                                     -------------------------------------
----------------------------------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                             428,890,410         1,553,456,050
Beginning of period                                                    1,553,556,150               100,100
                                                                     -------------------------------------
End of period                                                        $ 1,982,446,560       $ 1,553,556,150
                                                                     =====================================
----------------------------------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MASTER SMALL CAP VALUE TRUST

The following ratios have been derived from                 For the Six            For the Period
information provided in the financial statements.           Months Ended         Sept. 1, 2000+ to
                                                           Sept. 30, 2001          March 31, 2001
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses                                                             .52%*                    .54%*
                                                            ======================================
Investment income--net                                               .80%*                    .85%*
                                                            ======================================
--------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                    $   1,982,447            $   1,553,556
                                                            ======================================
Portfolio turnover                                                 28.75%                   42.30%
                                                            ======================================
--------------------------------------------------------------------------------------------------

+     Commencement of operations.
*     Annualized.

      See Notes to Financial Statements.


           September 30, 2001 (30) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

MASTER SMALL CAP VALUE TRUST

(1)   Significant Accounting Policies:

      Master Small Cap Value Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of the Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

      (b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield.


           September 30, 2001 (31) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      o Options--The Trust is authorized to write put and covered call options and purchase put and call options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters such contracts.

      o Foreign currency options and futures--The Trust may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

      (c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Accordingly, as a "pass through" entity, the Trust pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.


           September 30, 2001 (32) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

      (e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, the Trust typically receives the income on both the loaned securities and the collateral and, as a result, the Trust's yield may increase. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Trust may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average net assets not exceeding $1 billion, .475% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and .45% of average daily net assets in excess of $1.5 billion.

      The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of


           September 30, 2001 (33) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

      cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. For the six months ended September 30, 2001, QA Advisors received $4,498 in securities lending agent fees.

      In addition, MLPF&S received $292,476 in commissions on the execution of portfolio security transactions for the Trust for the six months ended September 30, 2001.

      For the six months ended September 30, 2001, the Trust reimbursed FAM $19,220 for certain accounting services.

      Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2001 were $853,008,743 and $492,507,942, respectively.

      Net realized gains for the six months ended September 30, 2001 and net unrealized losses as of September 30, 2001 were as follows:

                                                     Realized       Unrealized
                                                       Gains          Losses
      -------------------------------------------------------------------------
      Long-term investments                         $83,775,636   $(176,903,388)
      Short-term investments                              1,957              --
                                                    ---------------------------
      Total                                         $83,777,593   $(176,903,388)
                                                    ===========================
      -------------------------------------------------------------------------

      As of September 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $176,903,388, of which $216,588,466 related to appreciated securities and $393,491,854 related to depreciated securities. At September 30, 2001, the aggregate cost of investments for Federal income tax purposes was $2,183,233,809.

(4)   Short-Term Borrowings:

      On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the six months ended September 30, 2001.


           September 30, 2001 (34) Mercury Small Cap Value Fund, Inc.

OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, President and
  Director/Trustee
M. Colyer Crum, Director/Trustee
Laurie Simon Hodrick,
  Director/Trustee
Stephen B. Swensrud, Director/Trustee
J. Thomas Touchton, Director/Trustee
Fred G. Weiss, Director
Robert E. Doll, Jr., Senior Vice President
Daniel V. Szemis, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President and
  Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


           September 30, 2001 (35) Mercury Small Cap Value Fund, Inc.

[LOGO] Merrill Lynch  Investment Managers

     MUTUAL        MANAGED        ALTERNATIVE          INSTITUTIONAL
     FUNDS        ACCOUNTS        INVESTMENTS        ASSET MANAGEMENT

                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of securities, primarily common stock, of relatively small companies that Fund management believes have special investment value and emerging growth companies regardless of size. The Fund will seek to achieve its objective by investing all of its assets in Master Small Cap Value Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Trust.

Mercury Small Cap
Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYLE LOGO] Printed on post-consumer recycled paper             #MERCSCV--9/01